UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):April 14, 2006 (April 13, 2006)
                                                 -------------------------------


                              PEOPLES BANCORP INC.
             (Exact name of registrant as specified in its charter)


            Ohio                          0-16772              31-0987416
-------------------------------   ------------------------   --------------
(State or other jurisdiction of   (Commission File Number)   (IRS Employer
           incorporation)                                    Identification No.)


           138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750-0738
               (Address of principal executive offices) (Zip Code)

                                 (740) 373-3155
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.
------------------------------------------------------

I. APPROVAL OF PEOPLES BANCORP INC. 2006 EQUITY PLAN BY SHAREHOLDERS

         At the Annual Meeting of Shareholders held on April 13, 2006 (the "2006 Annual Meeting"), the shareholders of Peoples Bancorp Inc. ("Peoples") approved the Peoples Bancorp Inc. 2006 Equity Plan (the "2006 Plan"). Peoples currently has options outstanding under the 1993 Stock Option Plan, the 1995 Stock Option Plan, the 1998 Stock Option Plan and the 2002 Stock Option Plan (collectively, the "Predecessor Plans"). No common shares of Peoples ("Company Stock") are available for grant under the 1993 Stock Option Plan and the 1995 Stock Option Plan, which have been exhausted and terminated. No further awards will be made under either of the 1998 Stock Option Plan or the 2002 Stock Option Plan. Awards outstanding under the Predecessor Plans will remain in effect in accordance with their respective terms.

         The 2006 Plan authorizes the grant or award of (i) Incentive Stock Options; (ii) Nonqualified Stock Options (and together with Incentive Stock Options, the "Options"); (iii) stock appreciation rights ("SARs"); (iv) Restricted Stock; (v) Restricted Performance Stock; (vi) unrestricted Company Stock; and (vii) Performance Units (collectively, the "Awards").

         The following summary of the material provisions of the 2006 Plan is qualified in its entirety by reference to the specific provisions of the 2006 Plan, which is filed with this Current Report on Form 8-K as Exhibit 10.1. All capitalized terms which are not defined in this summary are defined in the 2006 Plan.

EFFECTIVE DATE AND EXPIRATION OF THE 2006 PLAN

         The 2006 Plan became effective upon its approval by the shareholders of Peoples at the 2006 Annual Meeting. Unless earlier terminated by the Board of Directors, the 2006 Plan will terminate on April 13, 2016. No Award may be made under the 2006 Plan after that date, but Awards made prior to that date may extend beyond that date. In addition, no Incentive Stock Options may be granted after February 8, 2016.

ADMINISTRATION OF THE 2006 PLAN

         The 2006 Plan is administered by the Compensation Committee of Peoples' Board of Directors (the "Committee") which has the authority to grant Awards to Employees, Advisors and Non-Employee Directors who are members of the board of directors of a subsidiary of Peoples but are not also members of Peoples' Board of Directors ("Subsidiary Directors"). The Board of Directors has the authority to grant Awards to Non-Employee Directors who are members of Peoples' Board of Directors ("Company Directors" and together with the Subsidiary Directors, "Non-Employee Directors"). The Committee, or the Board of Directors, as the case may be, has the full power and authority to interpret and administer the 2006 Plan and to establish and amend rules and regulations for its administration.

         More specifically, the Committee or the Board of Directors has the authority, in its discretion:

          o to determine those Employees, Advisors and Non-Employee Directors who will receive an Award; the timing of Awards; the vesting schedule for each Award; and the type of Award to be granted, the number of shares of Company Stock to be subject to each Option and Restricted Stock Award, the value of each Performance Unit and all other terms and conditions of any Award;

          o to determine and set forth in an award agreement the terms of each Award, including those terms, restrictions, and provisions necessary to cause certain Options to qualify as Incentive Stock Options;

          o to correct any defect or supply any omission or reconcile any inconsistency in the 2006 Plan or in any award agreement; and

          o to accelerate (i) the date on which any Option or SAR may be exercised, (ii) the date of termination of the restrictions applicable to a Restricted Stock Award, or (iii) the end of a performance period under a Performance Unit Award, if the Committee or the Board of Directors, as applicable, determines that to do so will be in the best interests of Peoples and the participants in the 2006 Plan.

ELIGIBILITY AND PARTICIPATION

         All Employees, Advisors and Non-Employee Directors are eligible to participate in the 2006 Plan. For purposes of the 2006 Plan, an "Employee" means an individual who is a common law employee of Peoples or any of our subsidiaries and an "Advisor" is an advisor who renders bona fide services to Peoples and/or one or more of our subsidiaries as an advisory or marketing board member and who is neither an Employee nor a Non-Employee Director, which services are not provided in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for Peoples' securities.

         Employees may be granted Incentive Stock Options. Employees, Advisors, and Non-Employee Directors may be granted Nonqualified Stock Options, SARs, Restricted Stock, Restricted Performance Stock, unrestricted Company Stock and Performance Units.

COMMON SHARES AVAILABLE UNDER THE 2006 PLAN

         Subject to certain adjustments as described below under "Adjustments," the maximum number of shares of Company Stock that may be issued to participants as Awards is 500,000 (the "Share Authorization") and may consist of (i) shares of Company Stock previously issued and outstanding and reacquired by Peoples or
(ii) authorized but unissued shares of Company Stock not reserved for any other purpose.

         The following shares of Company Stock will not be counted against the Share Authorization:

          o the number of shares of Company Stock that are subject to an Option or any other Award which is equal to the number of shares of Company Stock tendered by a participant to Peoples in payment of the option price or exercise price of such Option or other Award, as applicable;

          o the shares of Company Stock subject to an Award which for any reason terminates by expiration, forfeiture, cancellation or otherwise without having been exercised or paid;

          o the shares of Company Stock withheld from any Award to satisfy a participant's tax withholding obligation or, if applicable, to pay the option price or exercise price of an Option or any other Award;

          o if a SAR is settled in whole or in part by the issuance of shares of Company Stock, the number of shares of Company Stock which represents the difference between (a) the number of shares of Company Stock which remain subject to such SAR on the date of such settlement and (b) the number of shares of Company Stock actually issued upon settlement of such SAR; or

          o the number of shares of Company Stock subject to an Option which is equal to the number of shares of Company Stock acquired by Peoples on the open market using the cash proceeds received by it from the exercise of such Option; provided, however, that such Company Stock shall in no event be greater than the number which is determined by dividing (a) the amount of cash proceeds received by Peoples from the participant upon the exercise of such Option by (b) the fair market value of a share of Company Stock on the date of exercise of such Option.

LIMITATION ON AWARDS

         In addition to the overall Share Authorization under the 2006 Plan, the maximum number of shares of Company Stock for which Options or SARs may be granted to any participant in any one fiscal year is 500,000, subject to adjustment under the terms of the 2006 Plan as described below under "Adjustments." The maximum aggregate dollar value of, and the maximum number of shares of Company Stock subject to, Restricted Stock and Performance Units awarded to any Employee or Advisor with respect to a performance period or restriction period may not exceed $500,000 and 500,000 (subject to adjustment under the terms of the 2006 Plan as described below under "Adjustments") for each fiscal year included in such performance period or restriction period.

OPTIONS

         Nonqualified Stock Options may be granted to any participant under the 2006 Plan. However, Incentive Stock Options may be granted only to Employees of Peoples or of any parent or subsidiary corporation as permitted under the applicable provisions of the Internal Revenue Code. Additionally, grants of Incentive Stock Options will be subject to the restrictions and conditions set forth in the relevant sections of the Internal Revenue Code, including the $100,000 limitation on Incentive Stock Options first becoming exercisable in a calendar year and limitations for employees possessing more than 10% of the total combined voting power of all classes of stock of Peoples or of its parent or subsidiary corporation.

         Options may be granted for terms of up to, but not exceeding, ten years from the date of grant. Each Option grant is to be evidenced by an award agreement that specifies whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option, the exercise price of the Option, the duration of the Option, the number of shares of Company Stock to which the Option pertains, the conditions upon which the Option will vest and become exercisable, and such other provisions as the Committee or the Board of Directors determines.

         The Committee or the Board of Directors, as applicable, will determine the exercise price of each Option; however, the exercise price must be at least equal to 100% of the fair market value of the underlying Company Stock as determined on the grant date. The Committee or the Board of Directors may not amend, regrant, or take any action that has the effect of "repricing" an Option under applicable NASDAQ Rules.

         Once an Option vests, the Option may be exercised at any time during the term of the Option, but only if as provided in the 2006 Plan, a participant is then, and continually (except for sick leave, military service, or other approved leave of absence) after the grant of the Option has been, an Employee, Advisor, or Non-Employee Director. The exercise price of any Option must be paid in full at the time of exercise (i) in cash; (ii) in previously acquired shares of Company Stock having a fair market value equal to the exercise price on the date of exercise (or the immediately preceding date if the date of exercise is not a trading day); (iii) in a combination of cash and shares; or (iv) by a cashless (broker-assisted) exercise.

         The Committee may in its discretion prescribe additional conditions, restrictions or terms on the vesting of an Option, including the full or partial attainment of performance goals. After the Option vests, the Option may be exercised at any time during the term of the Option, in whole or in installments, as specified in the related award agreement. Subject to the terms of the 2006 Plan, the duration of each Option may not be more than ten years from the date of grant.

STOCK APPRECIATION RIGHTS (SARS)

         The Committee may award SARs to any participant under the 2006 Plan other than Company Directors. The Board of Directors has the authority to grant SARs to Company Directors. A SAR represents the right to receive payment of an amount equal to (i) the amount by which the fair market value of one share of Company Stock on the trading day immediately preceding the date of exercise of the SAR exceeds the exercise price multiplied by (ii) the number of shares of Company Stock covered by the SAR.

         An award of a SAR granted under the 2006 Plan will be subject to the terms and conditions prescribed by the Committee or the Board of Directors in an award agreement, which will specify the grant price, the term of the SAR and such other provisions as the Committee or the Board of Directors determines. The shares must be valued at their fair market value on the date of exercise. The Committee may prescribe conditions and limitations on the exercise of any SAR. At the discretion of the Committee or the Board of Directors, the payment upon SAR exercise may be made in cash, shares of Company Stock or a combination thereof, or in any other manner set forth in the award agreement. Each SAR will expire on a date set by the Committee or the Board of Directors at the time of the grant. A SAR is exercisable only by written notice to the Chief Financial Officer of Peoples or the Secretary of the Committee, or his or her designee. To the extent not previously exercised, all SARs will automatically be exercised on the last trading day prior to their expiration, so long as the fair market value of a share of Company Stock exceeds the exercise price, but not if the participant gives proper and timely notice to the contrary to Peoples.

RESTRICTED STOCK AND RESTRICTED PERFORMANCE STOCK

         The Committee may award Restricted Stock and/or Restricted Performance Stock to any participant under the 2006 Plan other than Company Directors. The Board of Directors has the authority to grant Restricted Stock and/or Restricted Performance Stock to Company Directors.

         An award of Restricted Stock granted under the 2006 Plan will be subject to the terms and conditions prescribed by the Committee or the Board of Directors in an award agreement. Each award agreement will specify the period(s) of restriction, the number of shares of Common Stock covered by the Restricted Stock Award, and such other provisions as the Committee or the Board of Directors determines. Among other things, the Committee or the Board of Directors may impose different restriction periods for each Restricted Stock Award or conditions upon the Award including the attainment of performance goals (making the Award a grant of Restricted Performance Stock).

         Unless otherwise determined by the Committee or the Board of Directors and set forth in a participant's award agreement, the participant will be entitled to receive dividends during the restriction period, will have the right to vote such Restricted Stock and will have all other shareholder rights, with the exception that (i) if any dividends are paid in shares of Company Stock, those shares will be subject to the same restrictions as the shares of Restricted Stock with respect to which they were issued, (ii) the participant will not be entitled to delivery of any stock certificate evidencing the Company Stock underlying the Restricted Stock Award during the restriction period, (iii) Peoples will retain custody of the Restricted Stock during the restriction period, and (iv) a breach of a restriction or a breach of the terms and conditions established by the Committee or the Board of Directors pursuant to the Restricted Stock Award will cause a forfeiture of the Restricted Stock Award.

         Under the 2006 Plan, the term "Restricted Performance Stock" means Company Stock subject to performance goals and grants of Restricted Performance Stock are subject to the same terms and conditions specified for grants of Restricted Stock.

UNRESTRICTED COMPANY STOCK

         The Committee may grant unrestricted Company Stock to any participant under the 2006 Plan other than Company Directors on such terms and conditions as the Committee determines, as evidenced by an award agreement. The Board of Directors has the same authority to grant unrestricted Company Stock to Company Directors.

PERFORMANCE UNITS

         The Committee may grant Performance Units to any participant under the 2006 Plan other than Company Directors. The Board of Directors has the same authority to grant Performance Units to Company Directors.

         Each Performance Unit represents the right of a participant to receive an amount equal to the value of the Performance Unit, established by the Committee or the Board of Directors at the time the Award is granted. The Committee or the Board of Directors will determine the maximum dollar value of each Performance Unit and, in the discretion of the Committee or the Board of Directors, the measure of a Performance Unit may be equal to the fair market value of one share of Company Stock.

         In each award agreement, the Committee or the Board of Directors will establish (i) the performance period during which performance will be measured and (ii) the performance goals for a participant for a particular performance period based upon various performance measures (described below under "General Performance Goals"). Further, the Committee or the Board of Directors will set performance goals in its discretion which will, depending on the extent to which they are met, determine the value and/or number of Performance Units that will be paid out to the participant.

         After the applicable performance period has ended, the holder of Performance Units will be entitled to receive payout on the value and number of Performance Units earned during such performance period to the extent performance goals have been met. In determining the number of Performance Units to be granted to any participant, the Committee or the Board of Directors will take into account the participant's responsibility level, performance, potential, cash compensation level, other incentive awards, and such other considerations as it deems appropriate. Awards may be paid in cash or shares of Company Stock, or any combination thereof, as determined by the Committee or the Board of Directors. Payment may be made in a lump sum or in installments and will be subject to such other terms and conditions as will be determined by the Committee or the Board of Directors.

GENERAL PERFORMANCE GOALS

         The performance goals, upon which the payment or vesting of an Award to any Employee that is intended to qualify as "performance-based compensation" under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), may be based, will be limited to the following performance measures: (i) earnings per share (actual or targeted growth); (ii) net income after capital costs; (iii) net income (before or after taxes); (iv) return measures (including, but not limited to, return on average assets, risk-adjusted return on capital, or return on average equity); (v) efficiency ratio; (vi) full-time equivalency control; (vii) stock price (including, but not limited to, growth measures and total shareholder return); (viii) noninterest income compared to net interest income ratio; (ix) expense targets; (x) operating efficiency; (xi) economic value added or EVA(R); (xii) credit quality measures; (xiii) customer satisfaction measures; (xiv) loan growth; (xv) deposit growth; (xvi) net interest margin; (xvii) fee income; and (xviii) operating expense. For Awards not intended to comply with Section 162(m) of the Internal Revenue Code, the Committee or the Board of Directors may establish performance goals based upon the above enumerated list of performance measures or upon any other performance the Committee or the Board of Directors deems appropriate.

         In either case, the Committee or the Board of Directors must establish performance goals in writing for each performance period no later than the earlier of (i) 90 days after the beginning of the performance period or (ii) the expiration of 25% of the performance period. Except as otherwise provided in the 2006 Plan or an award agreement, as of the end of each performance period, the Committee or the Board of Directors must certify in writing the extent to which a participant has or has not met the participant's performance goal. To the extent permitted under Section 162(m) of the Internal Revenue Code, if applicable, the Committee or the Board of Directors may disregard or offset the effect of any special charges or gains or cumulative effect of an accounting change in determining the attainment of performance goals.

         Additionally, to the extent permitted by the Internal Revenue Code, if applicable, the Committee or the Board of Directors must make (i) appropriate adjustments to performance criteria to reflect the effect on any performance criteria of any stock dividend or stock split affecting Company Stock, recapitalization, merger, consolidation, combination, spin-off, distribution of assets to shareholders, exchange of shares or similar corporate change and (ii) similar adjustments to any portion of performance criteria that is not based on Company Stock but which is affected by an event having an effect similar to those just described.

         Furthermore, any performance measure in the above enumerated list may be used to measure performance with respect to solely Peoples and/or a subsidiary, or relatively between Peoples and/or any subsidiary and one or more unrelated entities. In addition, the Committee or the Board of Directors can apply different performance measures (i) to different participants or groups of participants, and (ii) to results achieved by solely Peoples or any subsidiary, a combination of the two, or any combination of business units within the two.

CHANGE IN CONTROL

         Under the 2006 Plan, "change in control" means a change in the ownership or effective control of Peoples or in the ownership of a substantial portion of the assets of Peoples (within the meaning of Section 409A of the Internal Revenue Code).

         In the event of a change in control where the surviving entity is not Peoples and the surviving entity (the "Acquiror") does not honor or substitute equivalent Awards for outstanding grants of Options, SARs, Restricted Stock, Restricted Performance Stock, or Performance Units, all such Awards will become immediately and fully exercisable or in the case of Restricted Stock, become fully vested and all restrictions will immediately lapse. In the case of Restricted Performance Stock and Performance Units, all outstanding Awards will be deemed to have been fully earned at the maximum payout based on target performance being attained as of the effective date of the change in control. Additionally, the Board of Directors or its designee may, in its sole discretion, provide for a cash payment to be made to each participant for the outstanding Options, Restricted Stock, Restricted Performance Stock, SARs or Performance Units upon the consummation of the change in control, determined on the basis of the fair market value that would be received in such change in control by the holders of Peoples' securities relating to such Awards. Notwithstanding the foregoing, any Option intended to be an Incentive Stock Option under Section 422 of the Internal Revenue Code will be adjusted in a manner to preserve such status.

         In the event of a change in control where Peoples is the surviving entity, or the Acquiror assumes the outstanding Options, SARs, Restricted Stock, Restricted Performance Stock or Performance Units or substitutes equivalent equity awards relating to the securities of such Acquiror or its affiliates, then all such Awards or substitutes will remain outstanding and be governed by their respective terms and the provisions of the 2006 Plan. In such change in control scenario:

          o if a participant terminates without cause within 24 months following the change in control, and Peoples is the surviving corporation or the Acquiror assumes the outstanding Awards, then all of the participant's outstanding Options, SARs, Restricted Stock, Restricted Performance Stock, or Performance Units will become immediately and fully exercisable or, in the case of Restricted Stock, become immediately and fully vested. In the case of Restricted Performance Stock and Performance Units, all of the participant's outstanding Awards will be deemed to have been fully earned at the maximum payout based on target performance being attained. In the case of outstanding Options or SARs, the participant may exercise these Options or SARs at any time within one year after such termination, except that an Option or SAR will not be exercisable on any date beyond the expiration date of such Option or SAR or, (i) if the participant is eligible for retirement on the date of such termination or
               (ii) dies after such termination, the exercise of all outstanding Options or SARs must be in accordance with the 2006 Plan's general termination provisions related to retirement (as further described below in "Termination"); and

          o if a participant is terminated for cause within 24 months following such change in control and Peoples is the surviving corporation or the Acquiror assumes the outstanding Awards, then any Options or SARs of such participant will expire, any non-vested Restricted Stock, Restricted Performance Stock or Performance Units will be forfeited, and any rights under such Awards will terminate immediately.

         Subject to all of the foregoing conditions, any outstanding Option or SAR that vests in accordance with a change in control will be governed by the 2006 Plan's general termination provisions (see "Termination" below). Furthermore, Peoples does not have the power to amend or terminate any provision regarding change in control if any such amendment or termination would adversely affect the rights of any participant under the 2006 Plan.

TAX WITHHOLDING

         Peoples has the power and the right to deduct or withhold, or require a participant to remit to Peoples, the minimum statutory amount to satisfy federal, state and local taxes required by law or regulation to be withheld with respect to any taxable event arising as a result of the 2006 Plan.

         With respect to withholding required upon any taxable event arising as a result of an Award granted under the 2006 Plan, a participant may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having Peoples withhold shares of Company Stock having a fair market value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections will be irrevocable, made in writing and signed by the participant, and will be subject to any restrictions or limitations that the Committee or the Board of Directors, in its sole discretion, deems appropriate.

TERMINATION

         Subject to the 2006 Plan and individual award agreements, the following summarizes the effect of various termination events on Awards to participants:

          o TERMINATION DUE TO DEATH, DISABILITY OR RETIREMENT: All outstanding Awards will become fully vested and, if applicable, exercisable;

          o    TERMINATION DUE TO ANY REASON OTHER THAN DEATH, DISABILITY OR
               RETIREMENT: Any unvested or unexercisable Awards on the date of termination will immediately terminate and be of no further force and effect;

          o TERMINATION FOR ANY REASON OTHER THAN DEATH, DISABILITY, DISCHARGE FOR CAUSE, OR RETIREMENT: Any outstanding Options or SARs may be exercised at any time within three months after such termination up to the number of shares of Company Stock covered by such Options or SARs which are exercisable at the date of such termination; provided, however, that no Option or SAR will be exercisable on any date beyond the expiration date of such Option or SAR;

          o TERMINATION FOR CAUSE: Any Options or SARs, whether or not then exercisable, will expire and any rights thereunder will terminate immediately, and any non-vested Restricted Stock Awards will immediately be forfeited and any rights thereunder will terminate;

          o TERMINATION DUE TO DEATH: Any Options or SARs then exercisable may be exercised by the participant's personal representative at any time before the earlier of (i) one year after the participant's death or (ii) the expiration date of the Award;

          o TERMINATION DUE TO DISABILITY OR RETIREMENT: Any Options or SARs then exercisable may be exercised by the participant at any time before the earlier of (i) one year after the date of termination or (ii) the expiration date of the Award; provided, however, that an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Internal Revenue Code;

          o TERMINATION DUE TO RETIREMENT, BUT DEATH PRIOR TO THE EXERCISE OF ALL OF THE PARTICIPANT'S OUTSTANDING OPTIONS OR SARS: Such Options or SARs may be exercised by the Participant's personal representative at any time before the earlier of (i) one year after the participant's death or (ii) the expiration date of the Award; provided, however, that, an Option which is intended to qualify as an Incentive Stock Option will only be treated as such to the extent it complies with the requirements of Section 422 of the Code;

          o    TERMINATION AT ANY TIME DURING AN APPLICABLE PERFORMANCE PERIOD:
               Awards of Performance Units will terminate for all purposes, except as may otherwise be determined by the Committee or the Board of Directors; and

          o TERMINATION AT ANY TIME FOLLOWING THE END OF AN APPLICABLE PERFORMANCE PERIOD, BUT PRIOR TO FULL PAYMENT: Awards of Performance Units will terminate.

ADJUSTMENTS

         In the event of any reorganization, recapitalization, reclassification, stock split, stock dividend, distribution, combination of shares, merger, consolidation, rights offering, or any other changes in the corporate structure or shares of Peoples, appropriate adjustments may be made by the Committee or the Board of Directors, as the case may be, (or if Peoples is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) in the aggregate number and kind of shares subject to the 2006 Plan, and the number and kind of shares and the Option price per share subject to outstanding Options or which may be issued under outstanding Restricted Stock Awards or pursuant to unrestricted Company Stock Awards.

         Subject to the 2006 Plan, appropriate adjustments may also be made by the Committee or the Board of Directors, as the case may be, in the terms of any Awards to reflect such changes and to modify any other terms of outstanding Awards on an equitable basis. Any such adjustments made by the Committee or the Board of Directors will be conclusive and binding for all purposes under the 2006 Plan.

AMENDMENT, SUSPENSION, AND TERMINATION OF THE 2006 PLAN

         The Board of Directors, in its discretion, may suspend or terminate the 2006 Plan or any portion of the 2006 Plan at any time and may amend the 2006 Plan from time to time as needed (i) in order that any Awards thereunder shall conform to any change in applicable laws or regulations, or (ii) in any respect deemed by the Board of Directors to be in the best interests of Peoples.

         Without shareholder approval, no amendment may: (i) increase the number of shares of Company Stock which may be issued under the 2006 Plan (except as provided above in "Adjustments"); (ii) expand the types of awards available to participants under the 2006 Plan; (iii) materially expand the class of Employees and/or Advisors eligible to participate in the 2006 Plan; (iv) materially change the method of determining the exercise price of Options; (v) delete or limit the provision prohibiting the repricing of Options; or (vi) extend the termination date of the 2006 Plan. Additionally, to the extent that shareholder approval is required to satisfy applicable law, regulation or any securities stock exchange, market or other quotation system on or through which the Company Stock is listed or traded, such amendment may not be made without the requisite approval.

         No termination, amendment or suspension of the 2006 Plan by the Board of Directors may adversely affect in any material way any outstanding Awards without the consent of the affected participant. Further, the Committee may amend or modify any outstanding Options, SARs, Restricted Stock Awards, or Performance Unit Awards in any manner to the extent that the 2006 Plan has provided the initial authority to the Committee to grant such Awards as so modified or amended.

         Subject to the above conditions, the Board of Directors can amend the 2006 Plan and any award agreements without any additional consideration to affected participants to the extent necessary to comply with, or avoid penalties under, Section 409A of the Internal Revenue Code, even if those amendments reduce, restrict or eliminate rights granted prior to such amendments.


         For further information about the 2006 Plan, please refer to "PROPOSAL NUMBER 2: APPROVAL OF PEOPLES BANCORP INC. 2006 EQUITY PLAN" on pages 35 through 46 of Peoples' definitive Proxy Statement for the 2006 Annual Meeting, as filed with the Securities and Exchange Commission (the "SEC") on March 14, 2006, which is incorporated herein by reference.

II.  CHANGES IN DIRECTORS' FEES

         At the meeting of the Board of Directors (the "Board") of Peoples held on April 13, 2006, the Board, upon the recommendation of the Compensation Committee, approved changes in the quarterly fees and meeting fees to be paid to the directors of Peoples. These changes will be effective May 1, 2006. The quarterly fee to be paid to each director of Peoples, other than Mark F. Bradley, will be increased from $1,000 per calendar quarter to $1,500 per calendar quarter; while the meeting fee will be increased from $1,000 per meeting attended to $1,250 per meeting attended. Mr. Bradley will receive no quarterly fees or meeting fees in his capacity as an employee director of Peoples.

         Except for the changes described in the immediately preceding paragraph, the fees received by the directors of Peoples and by the directors of Peoples' subsidiary bank, Peoples Bank, National Association ("Peoples Bank"), will remain the same.

         Directors of Peoples are compensated for each meeting of a committee of the Peoples Board they attend. Members of the Executive Committee of the Peoples Board (other than Mark F. Bradley) or the Governance and Nominating Committee of the Peoples Board receive $100 for each committee meeting of less than 30 minutes attended and $200 for each committee meeting of 30 minutes or more attended. The fee for attending meetings of the Compensation Committee of the Peoples Board of 30 minutes or more is $500 per meeting while the fee for attending meetings of less than 30 minutes is $100 per meeting. The Chairman of the Compensation Committee of the Peoples Board receives an additional cash fee of $750 per quarter. The fee for attending meetings of the Audit Committee of the Peoples Board of 30 minutes or more is $500 per meeting while the fee for attending meetings of less than 30 minutes is $100 per meeting. The Chairman of the Audit Committee of the Peoples Board receives an additional cash fee of $1,250 per quarter. Mr. Bradley receives no meeting fees in his capacity as a member of the Executive Committee of the Peoples Board.

         Each director of Peoples, other than Mark F. Bradley, who also serves as a director of Peoples Bank receives $600 per calendar quarter and $400 for each regular monthly meeting of the Peoples Bank board of directors attended. In addition, each director of Peoples, other than Mr. Bradley, who also serves as a Peoples Bank board committee member receives $100 for each committee meeting of less than 30 minutes attended, or $200 for each committee meeting of 30 minutes or more attended. Mr. Bradley receives no compensation as a director of Peoples Bank.

         In addition to fees received for service to Peoples as a director, Thomas J. Wolf receives $150 for each meeting of the Peoples Bank
Kentucky/Huntington Leadership Advisory Board he attends.

         Directors who travel a distance of fifty miles or more (round trip) to attend a board or board committee meeting of Peoples or Peoples Bank receive a $50 travel fee. A single travel fee of $50 is paid for multiple meetings occurring on the same day. Directors who stay overnight to attend a meeting are reimbursed the actual cost of overnight accommodations.


Item 5.03. Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year
-------------------------------------------------------------

         At the 2006 Annual Meeting held on April 13, 2006, Peoples' shareholders adopted amendments to Sections 2.06, 2.07, 3.01 and 3.04 of Peoples' Code of Regulations and those amendments became effective upon such adoption.

         The amendments to Sections 2.06 and 2.07 of the Code of Regulations permit the Leadership Director of Peoples to call meetings of Peoples' directors and provide notice of director meetings. Prior to those amendments, the Leadership Director had not been granted such authority.

         The amendment to Section 3.01 of the Code of Regulations provides that if the Chairman of the Board is the Chief Executive Officer or the President of Peoples or otherwise does not qualify as an independent director, the directors shall elect a Leadership Director. Prior to that amendment, the directors were to elect a Leadership Director if the Chairman of the Board was the Chief Executive Officer or the President of Peoples.

         The amendment to Section 3.04 of the Code of Regulations clarifies that the role of the Leadership Director, if any, is to:

          o preside at all executive sessions of the independent directors of Peoples and, in the absence of the Chairman of the Board, preside as chairman of a meeting of the Board of Directors;

          o serve as Chairman of the Governance and Nominating Committee of the Board of Directors; and

          o perform such other duties as may be assigned, from time to time, by the Board of Directors or by the independent directors to the Leadership Director.

         The text of Sections 2.06, 2.07, 3.01 and 3.04 of Peoples' Code of Regulations, as amended, is filed with this Current Report on Form 8-K as
Exhibit 3.1 and incorporated herein by reference. The foregoing summary of the amendments to Sections 2.06, 2.07, 3.01 and 3.04 of Peoples' Code of Regulations is qualified in its entirety by reference to the specific provisions of those Sections.

Item 8.01.  Other Events.
------------------------

         On April 13, 2006, at the 2006 Annual Meeting, each of Carl L. Baker Jr., George W. Broughton, Wilford D. Dimit and Richard Ferguson was re-elected for a new three-year term expiring at the Annual Meeting of Shareholders in 2009 and until his successor is duly elected and qualified or until his earlier resignation, removal from office or death.

         The directors of Peoples whose terms of office continue until the 2007 Annual Meeting of Shareholders are: Robert W. Price; Paul T. Theisen; and Thomas J. Wolf.

         The directors of Peoples whose terms of office continue until the 2008 Annual Meeting of Shareholders are: Mark F. Bradley; Frank L. Christy; Theodore P. Sauber; and Joseph H. Wesel.

         On April 14, 2006, Peoples issued a news release announcing the actions taken by the shareholders at the 2006 Annual Meeting and the date of the first quarter earnings release. In this news release, Peoples also reported the addition of an optional cash investment feature to the amended Peoples Bancorp Inc. Dividend Reinvestment and Stock Purchase Plan. The news release is filed as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

         (a) through (c) Not applicable

         (d) Exhibits: The following exhibits are filed with this Current Report on Form 8-K:

     Exhibit No.   Description
     -----------   ------------------------------------------------------------
         3.1       Certificate regarding Adoption of Amendments to Sections
                   2.06, 2.07, 3.01 and 3.04 of Peoples Bancorp Inc.'s Code of Regulations by the Shareholders on April 13, 2006
        10.1       Peoples Bancorp Inc. 2006 Equity Plan
        99.1       News Release issued by Peoples Bancorp Inc. on April 14, 2006




                  [Remainder of page intentionally left blank;
                          signature on following page.]

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PEOPLES BANCORP INC.



Dated: April 14, 2006         By: /s/  MARK F. BRADLEY
                                       ---------------------------------------
                                       Mark F. Bradley
                                       President and Chief Executive Officer

                                INDEX TO EXHIBITS

                           Current Report on Form 8-K
                              Dated April 14, 2006

                              Peoples Bancorp Inc.




     Exhibit No.   Description
     -----------   ------------------------------------------------------------
         3.1       Certificate regarding Adoption of Amendments to Sections
                   2.06, 2.07, 3.01 and 3.04 of Peoples Bancorp Inc.'s Code of Regulations by the Shareholders on April 13, 2006
        10.1       Peoples Bancorp Inc. 2006 Equity Plan
        99.1       News Release issued by Peoples Bancorp Inc. on April 14, 2006